Exhibit 99.2
EXECUTION COPY
[CINCINNATI BELL]
SECOND AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT
     THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 20, 2008, is entered into among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC. (the “Servicer”), the Purchasers and Purchaser Agents parties hereto and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator for each Purchaser Group (the “Administrator”).
RECITALS
     1. The parties hereto are parties to the Receivables Purchase Agreement, dated as of March 23, 2007 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
     SECTION 2. Amendments to the Agreement.
     2.1 The Agreement is hereby amended by deleting each reference to the terms “Lebanon Receivable” and “Lebanon Receivables” set forth in the Agreement (other than any reference to such terms in the definitions of “Lebanon Receivables” and “Specified Receivables” set forth in Exhibit I to the Agreement) and substituting therefor a reference to the term “Specified Receivable” or “Specified Receivables”, as applicable.
     2.2 The “Commitment” with respect to each Related Committed Purchaser is hereby amended to be the amount set forth below such Related Committed Purchaser’s signature hereto.
     2.3 Exhibit I to the Agreement is hereby amended by adding thereto in the appropriate alphabetical order the following new definitions:
     “eGIX Receivables” means Receivables generated under the Asset Purchase Agreement, dated November 30, 2007 by and among Cincinnati Bell Any Distance Inc., as buyer and various sellers, as parties thereto, until such time as the Administrator and each Purchaser Agent have received a certificate of CB stating that such Receivables have been migrated to the systems, processes and policies of CB and its subsidiaries.
     “Specified Receivables” means Lebanon Receivables and eGIX Receivables.

     SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, each Purchaser and each Purchaser Agent as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of the following, each in form and substance satisfactory to the Administrator:
          (a) counterparts of this Amendment (including facsimile or electronic copies) duly executed by each of the other parties hereto;
          (b) counterparts of that certain Amendment Fee Letter, dated as of the date hereof, by and among the Administrator, the Seller and the Servicer;
          (c) counterparts of that certain Assignment and Assumption Agreement, dated as of the date hereof, by and among PNC, Market Street Funding LLC, Société Générale and Barton Capital LLC; and
          (d) such other documents and instruments as the Administrator may reasonably request.
     SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof.
     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CINCINNATI BELL FUNDING LLC, as Seller

By:	/s/ Kimberly Sheehy

Name:
Title:

CINCINNATI BELL INC., as Servicer

By:	/s/ Kimberly Sheehy

Name:
Title:
S-1
Second Amendment to RPA (Cincinnati Bell)

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ William P. Falcon
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Market Street Purchaser Group
By:	/s/ William P. Falcon
Name:
Title:
S-2
Second Amendment to RPA (Cincinnati Bell)

MARKET STREET FUNDING LLC, as a Related Committed Purchaser
By:	/s/ Doris J. Hearn
Name:
Title:

Commitment: $80,000,000

MARKET STREET FUNDING LLC, as a Conduit Purchaser
By:	/s/ Doris J. Hearn
Name:
Title:

S-1
Second Amendment to RPA (Cincinnati Bell)